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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    --------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 18, 1999


                          ALTIVA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-21689                 88-0286042
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     or incorporation)                                   Identification Number)


                        1000 PARKWOOD CIRCLE, 6TH FLOOR
                             ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:   (770) 952-6700


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On May 18, 1999, Altiva Financial Corporation issued a press release regarding the shifting of the trading of its common stock, par value $0.01, from the Nasdaq National Market to the Nasdaq Small Cap Market, effective May 19, 1999.


Item 7.  Exhibits

Exhibit No.
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99.1  Press release dated May 18, 1999


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 20, 1999


                                        ALTIVA FINANCIAL CORPORATION


                                        By: /s/ J. Richard Walker
                                            -----------------------------------
                                            J. Richard Walker
                                            Executive Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX


99.1  Press release dated May 18, 1999

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